Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 18th, 2005, by and among EGPI Firecreek, Inc., a Nevada corporation (“Company”), and TIRION GROUP INC., a BVI Registered Co., (“Buyer”).

R E C I T A L S

A.

Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B.

Buyer desires to purchase and Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) one (1) seven percent (7%) Callable Secured Convertible Note of Company, in the form attached as Exhibit “A” hereto, in the aggregate principal amount of Four Million Dollars ($4,000,000) (together with any note or notes issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, par value $.001 per share, of Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Note, and (ii) Two Million (2,000,000) warrants to purchase shares of Common Stock of Company (“Warrants”), pursuant to the form of Stock Purchase Warrant (“Stock Purchase Warrant”) attached as Exhibit “B” hereto.

C.

 Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the Note and Warrants.

D.

Contemporaneous with the execution and delivery of this Agreement, the parties are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit “C” (the “Registration Rights Agreement”), pursuant to which Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, Company and Buyer hereby agree as follows:

1.

PURCHASE AND SALE OF NOTE AND WARRANTS.

(a)

Purchase of the Note and Warrants. On the Closing Date (defined below), Company shall issue and sell to Buyer, and Buyer shall purchase from Company, the Note and Warrants, and Buyer shall fund to Company the face amount of the Note in U.S. Dollars.

(b)

Form of Payment. On the Closing Date, Buyer shall pay to Company by wire transfer of funds to a bank account or accounts designated by Company to Buyer by facsimile or email, the purchase price for the Note and the Warrants (such purchase price being an amount equal to the face amount of the Note and hereinafter referred to as the “Purchase Price”). On the Closing Date, subject to delivery of the Purchase Price, Company shall deliver to Buyer the Note and Stock Purchase Warrant, duly executed on behalf of Company.

(c)

Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note and the Warrants pursuant to this Agreement (the “Closing Date”) shall be May ____, 2005. The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2.

BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Company that:

(a)

Investment Purpose. As of the date hereof, Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (collectively, the “Conversion Shares”) and the Warrants and the shares of Common Stock issuable upon exercise thereof pursuant to the Stock Purchase Warrant (the “Warrant Shares” and, collectively with the Note, Warrants and Conversion Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any longer than the “Holding Period” defined in the Note, and reserves the right to dispose of the Securities at any time thereafter in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

(b)

Accredited Investor Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(c)

Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

(d)

Information. Buyer and its advisors, if any, have been, and for so long as the Note and Warrants remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of Company and materials relating to the offer and sale of the Securities which have been requested by Buyer or its advisors. Buyer and its advisors, if any, have been, and for so long as the Note and Warrants remain outstanding will continue to be, afforded the opportunity to ask questions of Company. Notwithstanding the foregoing, Company has not disclosed to Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on Company’s representations and warranties contained in Section 2 below. Buyer understands that its investment in the Securities involves a significant degree of risk.

(e)

Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)

Transfer or Re-sale. Buyer understands that (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (A) the Securities are sold pursuant to an effective registration statement under the 1933 Act,(B) Buyer shall have delivered to Company an opinion of counsel in form, substance and scope reasonably acceptable to counsel for Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by Company, (C) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor,(D) the Securities are sold pursuant to Rule 144, or (E) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and Buyer shall have delivered to Company an opinion of counsel that shall be in form, substance and scope reasonably acceptable to counsel for Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. Buyer agrees that Buyer shall not liquidate, during any single calendar month, more than the lesser of (i) ten percent (10%) of the shares of Common Stock converted pursuant to the Note, or (ii) twenty-five percent (25%) of the average of the previous ninety (90) trading days volume of the Common Stock as reported by Bloomberg (or other recognized and agreed market quoting service).

(g)

Legends. Buyer understands that the Note and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) such holder provides Company with an opinion of counsel reasonably acceptable to counsel for Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by Company so that the sale or transfer is effected or (c) such holder provides Company with reasonable assurances that such Security can be sold pursuant to Rule 144 or Regulation S. Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(h)

Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Buyer, and this Agreement constitutes, and upon execution and delivery by Buyer of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of Buyer enforceable in accordance with their terms.

(i)

Residency. Buyer is a resident of the jurisdiction set forth immediately below Buyer’s signature hereto.

3.

REPRESENTATIONS AND WARRANTIES OF COMPANY. Company represents and warrants to Buyer that:

(a)

Organization and Qualification. Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) to this Agreement sets forth a list of all of the Subsidiaries of Company and the jurisdiction in which each is incorporated. Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any document executed in connection with this financing, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of Company and its Subsidiaries, taken as a whole, or (iii) an adverse impairment to Company’s ability to perform under any of the documents executed in connection with this financing. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which Company owns, directly or indirectly, any equity or other ownership interest.

(b)

Authorization; Enforcement. (i) Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Note and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Note and the Warrants by Company and the consummation by Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by Company’s Board of Directors and no further consent or authorization of Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by Company of the Registration Rights Agreement, the Note and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of Company enforceable against Company in accordance with its terms.

(c)

Capitalization. Schedule 3(c) to this Agreement sets forth the authorized capital stock of Company as of the date hereof. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of Company are subject to preemptive rights or any other similar rights or any liens or encumbrances imposed through the actions or failure to act of Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of Company or any of its Subsidiaries, or arrangements by which Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement), and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note, the Warrants, the Conversion Shares or Warrant Shares. Company has furnished to Buyer true and correct copies of Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of Company and the material rights of the holders thereof in respect thereto.

(d)

Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Note and exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of Company and will not impose personal liability upon the holder thereof.

(e)

Acknowledgment of Dilution. Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion of the Note or exercise of the Warrants. Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Note or exercise of the Warrants in accordance with this Agreement, the Note and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of Company.

(f)

No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Note and the Warrants by Company and the consummation by Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Company or its securities are subject) applicable to Company or any of its Subsidiaries or by which any property or asset of Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put Company or any of its Subsidiaries in default) under, and neither Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Company or any of its Subsidiaries is a party or by which any property or assets of Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Note or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Note and Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Note and the Warrant Shares upon exercise of the Warrants. All consents, authorizations, orders, filings and registrations which Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. Company is not in violation of the quotation requirements of the Over-the-Counter Bulletin Board (the “OTCBB”) and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future. Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(g)

SEC Documents; Financial Statements. Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Company has provided to Buyer access to copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the note thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnote or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of Company included in the SEC Documents, Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2004 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of Company.

(h)

Absence of Certain Changes. Since December 31, 2004, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of Company or any of its Subsidiaries.

(i)

Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Company or any of its Subsidiaries, threatened against or affecting Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3(i) contains a complete list and summary description of any pending or threatened proceeding against or affecting Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(j)

Patents, Copyrights, etc. Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated and, to the best of Company’s knowledge, as presently contemplated to be operated in the future. There is no claim or action by any person pertaining to, or proceeding pending, or to Company’s knowledge threatened, which challenges the right of Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and to be operated in the future. To the best of Company’s knowledge, Company’s and its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

(k)

No Materially Adverse Contracts, Etc. Neither Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of Company’s officers has or is expected to have a Material Adverse Effect.

(l)

Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and Company knows of no basis for any such claim. Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of Company’s tax returns is presently being audited by any taxing authority.

(m)

Certain Transactions. Except for arm’s length transactions pursuant to which Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(m), none of the officers, directors, or employees of Company is presently a party to any transaction with Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(n)

Disclosure. All information relating to or concerning Company or any of its Subsidiaries set forth in this Agreement and provided to Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by Company but which has not been so publicly announced or disclosed (assuming for this purpose that Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by Company under the 1933 Act).

(o)

Acknowledgment Regarding Buyer’ Purchase of Securities. Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Buyer’s purchase of the Securities. Company further represents to Buyer that Company’s decision to enter into this Agreement has been based solely on the independent evaluation of Company and its representatives.

(p)

No Integrated Offering. Neither Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to Buyer. The issuance of the Securities to Buyer will not be integrated with any other issuance of Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to Company or its securities.

(q)

No Brokers. Except as set forth in Schedule 3(q), Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(r)

Permits; Compliance. Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances,

exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, “Company Permits”), and there is no action pending or, to the knowledge of Company, threatened regarding suspension or cancellation of any of Company Permits. Neither Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2004, neither Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(s)

Environmental Matters. There are, to Company’s knowledge, with respect to Company or any of its Subsidiaries or any predecessor of Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by Company or any of its Subsidiaries during the period the property was owned, leased or used by Company or any of its Subsidiaries, except in the normal course of Company’s or any of its Subsidiaries’ business. There are no underground storage tanks on or under any real property owned, leased or used by Company or any of its Subsidiaries that are not in compliance with applicable law.

(t)

Title to Property. Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and indefeasible title to all personal property owned by them which is material to the business of Company and its Subsidiaries. Any real property and facilities held under lease by Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

(u)

Insurance. Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Company believes to be prudent and customary in the businesses in which Company and its Subsidiaries are engaged. Neither Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Company has provided to Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

(v)

Internal Accounting Controls. Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w)

Foreign Corrupt Practices. Neither Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of Company or any Subsidiary has, in the course of his actions for, or on behalf of, Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(x)

No Investment Company. Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). Company is not controlled by an Investment Company.

4.

COVENANTS.

(a)

Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and Section 7 of this Agreement.

(b)

Form D; Blue Sky Laws. Company shall take such action as Company shall reasonably determine is necessary to qualify the Securities for sale to Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action taken to Buyer.

(c)

Reporting Status. So long as Buyer beneficially owns any of the Securities, Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Company further agrees to file all reports required to be filed by Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3.

(d)

Use of Proceeds. Company shall use the net proceeds from the sale of the Note and the Warrants in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for (i) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries); (ii) the satisfaction of any portion of Company’s debt (other than payment of trade payables and accrued expenses in the ordinary course of Company’s business and consistent with prior past practices), or (iii) the redemption of any Common Stock.

(e)

Authorization and Reservation of Shares. Subject to Stockholder Approval, Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Note and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Note or Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Note. Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount (“Reserved Amount”) equal to not less than the number that is then actually issuable upon full conversion of the Note and upon exercise of the Warrants (based on the Conversion Price of the Note or the Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders within thirty (3) days after obtaining knowledge of any deficiency in the Reserved Amount to authorize additional shares to meet Company’s obligations under this Section 4(e), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and vote the management shares of Company in favor of an increase in the authorized shares of Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.

(f)

Listing. Company shall promptly secure the listing or quotation, as the case may be, of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted, as the case may be (subject to official notice of issuance) and, so long as Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, as the case may be, such listing or quotation, as the case may be, of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Note or exercise of the Warrants. Company will obtain and, so long as Buyer owns any of the Securities, maintain the listing or quotation, as the case may be, and trading of its Common

Stock on the OTCBB or any equivalent replacement exchange, the Nasdaq National Market (“Nasdaq”), the Nasdaq SmallCap Market (“Nasdaq SmallCap”), the New York Stock Exchange (“NYSE”), or the American Stock Exchange (“AMEX”) and will comply in all respects with Company’s reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (“NASD”) and such exchanges, as applicable. Company shall promptly provide to Buyer copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed or quoted, as the case may be, regarding the continued eligibility of the Common Stock for listing or quotation, as the case may be, on such exchanges and quotation systems.

(g)

Corporate Existence. So long as Buyer beneficially owns any portion of the Note or Warrants, Company shall maintain its corporate existence and shall not sell all or substantially all of Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of Company’s assets, where the surviving or successor entity in such transaction (i) assumes Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

(h)

No Integration. Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by Company for the purpose of any stockholder approval provision applicable to Company or its securities.

(i)

Stockholder Approval. To the extent not already accomplished, Company shall file a proxy or information statement with the SEC within thirty (30) days after the date hereof, and use its best efforts to obtain within sixty (60) days thereafter, such approvals of Company’s stockholders as may be required to issue all of the shares of Common Stock issuable upon conversion or exercise of, or otherwise with respect to, the Note and the Warrants in accordance with Nevada law and any applicable rules or regulations of the OTCBB and Nasdaq (“Stockholder Approval”). Company shall furnish to Buyer and its legal counsel promptly, but in no event less than two (2) business days before the same is filed with the SEC, one copy of the proxy or information statement and any amendment thereto, and shall deliver to Buyer promptly each letter written by or on behalf of Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such proxy or information statement (other than any portion thereof which contains information for which Company has sought confidential treatment). Company will promptly, but in no event more than three (3) business days, respond to any and all comments received from the SEC (which comments shall promptly be made available to Buyer). Company shall comply with the filing and disclosure requirements of Section 14 under the 1934 Act in connection with the Stockholder Approval. Company represents and warrants that its Board of Directors has approved the proposal contemplated by this Section 3(i) and shall indicate such approval in the proxy or information statement used in connection with the Stockholder Approval.

(j)

Restriction on Short Sales. Buyer agrees that, so long as any of the Note remains outstanding, but in no event for less than two (2) years from the date hereof,

Buyer will not enter into or effect any “short sales” (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock.

5.

TRANSFER AGENT INSTRUCTIONS. Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by Buyer to Company upon conversion of the Note or exercise of the Warrants in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If Buyer provides Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by Buyer. Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by Company of the provisions of this Section, that Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.

CONDITIONS TO COMPANY’S OBLIGATION TO SELL. The obligation of Company hereunder to issue and sell the Note and Warrants to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for Company’s sole benefit and may be waived by Company at any time in its sole discretion:

(a)

Execution of Documents by Buyer. Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to Company.

(b)

Payment of Purchase Price by Buyer. Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c)

Representations of Buyer are True. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

(d)

No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.

CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE. The obligation of Buyer hereunder to purchase the Note and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion:

(a)

Execution by Company of Documents. Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to Buyer.

(b)

Delivery by Company of Note. Company shall have delivered to Buyer the duly executed Note and Stock Purchase Warrant in accordance with Section 1(b).

(c)

Delivery of Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to Buyer, shall have been delivered to and acknowledged in writing by Company’s Transfer Agent.

(d)

Representations of Company are True. The representations and warranties of Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Company at or prior to the Closing Date.

(e)

No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f)

No Material Adverse Effect. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on Company.

(g)

Authorization for Quotation. The Conversion Shares and Warrant Shares shall have been authorized for quotation on the OTCBB and trading in the Common Stock on the OTCBB shall not have been suspended by the SEC or the OTCBB.

(h)

Legal Opinion. Buyer shall have received an opinion of Company’s counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to Buyer.

(i)

Officer’s Certificate. Buyer shall have received an officer’s certificate described in Section 3(c) above, dated as of the Closing Date.

8.

GOVERNING LAW; MISCELLANEOUS.

(a)

Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LAS VEGAS, NEVADA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(b)

Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d)

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e)

Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f)

Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to Company:

EGPI Firecreek, Inc.

6564 Smoke Tree Lane

Scottsdale, AZ 85253

Attn: Dennis Alexander

Facsimile: (480) 443-1403

If to Buyer:

Tirion Group, Inc.

25 Canada Square

Canary Wharf,

London E14 5LB CGC 3301

UK

Facsimile + 44 (0) 207 0388108

Each party shall provide notice to the other party of any change in address.

(g)

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of Company.

(h)

Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)

Survival. The representations and warranties of Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder.

(g)

Publicity. Company and Buyer shall have the right to review for a reasonable period of time before the issuance of any press releases, SEC, OTCBB or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that Company shall be entitled, without the prior approval of Buyer, to make any press release or SEC, OTCBB (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations (although Buyer shall be consulted by Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

(h)

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)

No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(j)

Remedies. Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by Company of the provisions of this Agreement, that Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

9.

ASSIGNMENT. Notwithstanding anything to the contrary contained in this Agreement, this Agreement is assignable to any permitted assigned of the Note, and shall be deemed assigned to such assignee upon any such assignment of the Note.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, Buyer and Company have caused this Agreement to be duly executed as of the date first above written.

BUYER:

TIRION GROUP INC.

/s/ R. C. Johnson

By: ________________________________

R.C. Johnson

Name:

______________________________

Chairman

Title: _______________________________

COMPANY:

EGPI FIRECREEK, INC.

By: /s/ Dennis R. Alexander

Name: Dennis R. Alexander

Title: Its Chairman and CFO

EXHIBIT “A”

Form of Callable Secured Convertible Note

[Attach to this page]

EXHIBIT “B”

Form of Stock Purchase Warrant

[Attach to this page]

EXHIBIT “C”

Form of Registration Rights Agreement

[Attach to this page]

EXHIBIT “D”

Form of Legal Opinion of Company’s Counsel

Schedule 3(a)

Subsidiaries of Company and Jurisdictions of Formation

Schedule 3(c)

Authorized Capitalization of Company

(i)

_______________ shares of Common Stock, par value $.001 per share, of which ____________ shares are issued and outstanding  and ___________ shares are reserved for issuance upon conversion of the Note and exercise of the Warrants;

(ii)

________________ shares of Series A Preferred Stock ....

(iii)

________________ shares of Series B Preferred Stock ....

(iv)

________________ shares of Sub-Series C-1 Preferred Stock ....

Schedule 3(i)

Pending or Threatened Proceedings Against Company or its Subsidiaries

1.

.......

2.

.......

Schedule 3(m)

Stock Options

Schedule 3(q)

Brokerage Commissions and Similar Payments Relating to this Agreement

Schedule 4(d)

Use of Net Proceeds